Exhibit 99


                               FORD MOTOR COMPANY

                CERTIFICATION OF CHAIR OF SAVINGS PLAN COMMITTEE



I, Charles E. Corbett, Chair of the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees Committee, hereby certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees (the "Plan"), that:

1. the Plan's annual report on Form 11-K for the fiscal year ended December 30, 2002, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




                                       /s/Charles E. Corbett
                                       ------------------------------
                                       Charles E. Corbett, Chair
                                       Ford Motor Company
                                       Savings and Stock Investment Plan
                                       for Salaried Employees Committee

Dated:  June 23, 2003